                                                                    EXHIBIT 99.a

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma financial statements give effect to the proposed merger of Southwest Gas Corporation (Southwest) into ONEOK, Inc. (ONEOK) (the Proposed Merger) as described in Amendment No. 1 to Agreement and Plan of Merger (the Agreement) incorporated by reference herein. The Proposed Merger will be treated as a purchase for accounting purposes. The assets acquired and the liabilities assumed will be recorded at their fair values. The Proposed Merger is subject to customary conditions including approval from Southwest shareholders and state regulators in Arizona, California, and Nevada. It is anticipated that the transactions can be closed later in 1999.

The fiscal year of ONEOK and Southwest ends on August 31 and December 31, respectively, and, accordingly, the accompanying unaudited pro forma combined condensed financial statements have been prepared using previously filed financial statements of ONEOK combined with comparable financial statement periods of Southwest. The unaudited pro forma condensed balance sheet as of February 28, 1999, is presented as if the Proposed Merger had occurred on that date using the Southwest balance sheet at December 31, 1998. The unaudited pro forma combined condensed statements of income for the fiscal year ended August 31, 1998, and the six and twelve month periods ended February 28, 1999, assume that the Proposed Merger occurred at the beginning of the earliest period presented and include the comparable twelve months ended June 30, 1998, and the six and twelve month periods ended December 31, 1998, respectively, for Southwest. The pro forma condensed statement of income for the twelve months ended February 28, 1999, has been presented as management believes that it is more representative of normal operations given the significance of the general rate increase granted to Southwest effective September 1997 in Arizona and the inclusion for a full twelve month period of the gas business of Western Resources, Inc., which was acquired by ONEOK effective December 1, 1997.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of ONEOK and Southwest and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of ONEOK and Southwest. The unaudited pro forma combined condensed financial statements do not purport to represent what ONEOK's financial position or results of operations would actually have been if the Proposed Merger had been consummated on the indicated dates, nor are they necessarily indicative of ONEOK's financial position or results of operations for any future period. The results of operations for the six months ended February 28, 1999, are not necessarily indicative of the results to be expected for the entire fiscal year or any other interim period.

The pro forma adjustments are based on preliminary assumptions and estimates made by ONEOK management. The information necessary to account for the Proposed Merger in accordance with generally accepted accounting principles is incomplete at this time. In addition, the outcome of regulatory approval may impact the allocation of the consideration to be paid for Southwest in the Proposed Merger. Accordingly, the pro forma combined condensed financial statements assume that the recorded amounts of Southwest's assets and liabilities approximate their fair values. The actual allocation of the consideration paid for Southwest may differ from that reflected in the unaudited pro forma combined condensed financial statements after a more extensive review of the fair values of the assets acquired and liabilities assumed has been completed. Accordingly, the allocation of the purchase price and the resultant amortization of the excess cost, which are based on preliminary estimates, may differ from the final purchase price allocation and amortization periods.

THE PROPOSED MERGER

The Agreement provides that ONEOK will pay $30.00 per share for each issued and outstanding share of Southwest common stock, including associated stock purchase rights. The transaction has been approved by the Boards of Directors of both Southwest and ONEOK. The transaction is subject to customary conditions including approval from Southwest shareholders and state regulators in Arizona, California, and Nevada. On April 27, 1999, Southern Union Company (Southern Union) announced that it was increasing its unsolicited proposal to acquire Southwest from $30.00 to $33.50 per share. Southwest confirmed that it had received the competing proposal and that its Board would review the revised offer, including the increase in price and other proposed revisions to the terms and conditions of Southern Union's proposal. The agreement with ONEOK remains in full force and effect.

Financing for ONEOK's proposed acquisition of Southwest is expected to be provided through notes and trust preferred securities. The trust preferred securities are expected to provide $250 million while the notes are expected to provide the remainder of the financing with an average term of eight years and a weighted average interest rate of 6.53 percent. Financing costs to be amortized are expected to be $7.7 million.

SOUTHWEST GAS CORPORATION

In August 1997, the Arizona Corporation Commission (ACC) approved a settlement of a general rate application submitted by Southwest in November 1996 providing Southwest with a $32 million general rate increase effective September 1997. The settlement achieved a number of favorable rate design improvements and tariff restructuring changes including consolidation of the southern and central Arizona rate jurisdictions for ratemaking purposes and better matching of rates with the costs of serving various customer classes.

During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. These charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                FEBRUARY 28, 1999
                                   (THOUSANDS)


                                                                                                      PRO FORMA          COMBINED
                                                                       ONEOK        SOUTHWEST         ADJUSTMENTS          TOTAL
                                                                   -------------   -------------      -----------      -------------

ASSETS
Property                                                           $   2,680,361   $   2,145,426                       $   4,825,787
       Accumulated depreciation, depletion & amortization                945,461         612,138                           1,557,599
                                                                   -------------   -------------   -------------       -------------
            Net property                                               1,734,900       1,533,288                           3,268,188
                                                                   -------------   -------------   -------------       -------------
CURRENT ASSETS:
       Cash and cash equivalents                                          18,357          18,535                              36,892
       Accounts and notes receivable                                     332,214          88,037                             420,251
       Inventories                                                        84,016               0                              84,016
       Other                                                              22,907         140,814                             163,721
                                                                   -------------   -------------   -------------       -------------
            Total current assets                                         457,494         247,386                             704,880
                                                                   -------------   -------------   -------------       -------------
Deferred Charges and Other Assets:
       Regulatory assets, net                                            250,318          37,299                             287,617
       Goodwill                                                           78,106           8,911          (8,911)(b)          78,106
       Excess costs to be allocated                                            0                         488,356 (b)         488,356
       Other                                                             175,968           3,810           7,710 (a)         187,488
                                                                   -------------   -------------   -------------       -------------
            Total deferred charges and other assets                      504,392          50,020         487,155           1,041,567
                                                                   -------------   -------------   -------------       -------------
                  TOTAL ASSETS                                     $   2,696,786   $   1,830,694   $     487,155       $   5,014,635
                                                                   =============   =============   =============       =============

LIABILITIES AND SHAREHOLDERS' EQUITY
COMMON SHAREHOLDERS' EQUITY
       Common stock                                                $         317   $      32,040   $     (32,040)(b)             317
       Premium on capital stock                                          331,820         424,840        (424,840)(b)         331,820
       Retained earnings                                                 315,360          19,520         (19,520)(b)         315,360
                                                                   -------------   -------------   -------------       -------------
            Total common shareholders' equity                            647,497         476,400        (476,400)            647,497
       Convertible preferred stock:  series A                                199                                                 199
       Convertible preferred stock:  series B                                  1                                                   1
       Premium on preferred stock                                        568,869                                             568,869
                                                                   -------------   -------------   -------------       -------------
            Total shareholders' equity                                 1,216,566         476,400        (476,400)          1,216,566
Long-term debt, excluding current portion                                529,720         812,906         713,555(a)        2,056,181
Trust preferred securities of ONEOK subsidiary                                 0               0         250,000(a)          250,000
Redeemable preferred securities of Southwest Gas Capital I                     0          60,000                              60,000
                                                                   -------------   -------------   -------------       -------------
       Total capitalization                                            1,746,286       1,349,306         487,155           3,582,747
                                                                   -------------   -------------   -------------       -------------
CURRENT LIABILITIES:
       Long-term debt                                                     19,817           5,270                              25,087
       Notes payable                                                     160,000          52,000                             212,000
       Accounts payable                                                  178,170          64,295                             242,465
       Accrued taxes                                                      38,084          33,480                              71,564
       Accrued interest                                                    8,624          13,872                              22,496
       Other                                                              56,735          81,877                             138,612
                                                                   -------------   -------------   -------------       -------------
            Total current liabilities                                    461,430         250,794                             712,224
                                                                   -------------   -------------   -------------       -------------
DEFERRED CREDITS AND OTHER LIABILITIES:
       Deferred income taxes                                             310,136         179,666                             489,802
       Other deferred credits                                            178,934          50,928                             229,862
                                                                   -------------   -------------   -------------       -------------
            Total deferred credits and other liabilities                 489,070         230,594                             719,664
                                                                   -------------   -------------   -------------       -------------
                  TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         $   2,696,786   $   1,830,694   $     487,155       $   5,014,635
                                                                   =============   =============   =============       =============



             See accompanying Notes to Unaudited Pro Forma Combined
                         Condensed Financial Statements

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                       SIX MONTHS ENDED FEBRUARY 28, 1999
                  (Amounts in thousands, except per share data)



                                                                                                 PRO FORMA              COMBINED
                                                               ONEOK         SOUTHWEST          ADJUSTMENTS              TOTAL
                                                          --------------   --------------      --------------       --------------

OPERATING REVENUES
           Regulated                                      $      583,716   $      360,217                           $      943,933
           Nonregulated                                          388,877           71,594                                  460,471
                                                          --------------   --------------      --------------       --------------
                  Total operating revenues                       972,593          431,811                                1,404,404
                                                          --------------   --------------      --------------       --------------

OPERATING EXPENSES
           Cost of gas                                           603,124          135,094                                  738,218
           Operations and maintenance                            126,860          169,409                                  296,269
           Depreciation, depletion and amortization               62,935           45,762               6,104 (b)          114,801
           Other expense, net                                          0            1,928                                    1,928
           General taxes                                          19,545           15,829                                   35,374
                                                          --------------   --------------      --------------       --------------
                  Total operating expenses                       812,464          368,022               6,104            1,186,590
                                                          --------------   --------------      --------------       --------------

Income before interest, income taxes and preferred
           securities distributions                              160,129           63,789              (6,104)             217,814
Income taxes                                                      53,983           15,419             (12,893)(g)           56,509
Interest                                                          23,364           31,535              23,298 (c)           78,546
                                                                                                          349 (e)
Preferred securities distribution                                                   2,737               9,375 (d)          12,148
                                                                                                           36 (f)
                                                          --------------   --------------      --------------       --------------
NET INCOME                                                        82,782           14,098             (26,269)              70,611
Preferred stock dividends                                         18,648                                                    18,648
                                                          --------------   --------------      --------------       --------------
           Income available for common stock              $       64,134   $       14,098      $      (26,269)      $       51,963
                                                          ==============   ==============      ==============       ==============
Weighted average shares outstanding - basic                       31,564                                                    31,564
                                                          ==============   ==============      ==============       ==============
Weighted average shares outstanding - diluted                     51,667                                                    51,667
                                                          ==============   ==============      ==============       ==============
Earnings per share of common stock - basic                $         2.03                                            $         1.65
                                                          ==============   ==============      ==============       ==============
Earnings per share of common stock - diluted              $         1.60                                            $         1.37
                                                          ==============   ==============      ==============       ==============


             See accompanying Notes to Unaudited Pro Forma Combined
                         Condensed Financial Statements

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                           YEAR ENDED AUGUST 31, 1998
                  (Amounts in thousands, except per share data)



                                                                                                 PRO FORMA             COMBINED
                                                               ONEOK         SOUTHWEST          ADJUSTMENTS              TOTAL
                                                          --------------   --------------      --------------       --------------

OPERATING REVENUES
           Regulated                                      $      971,905   $      734,741                           $    1,706,646
           Nonregulated                                          863,497          110,598                                  974,095
                                                          --------------   --------------      --------------       --------------
               Total operating revenues                        1,835,402          845,339                                2,680,741
                                                          --------------   --------------      --------------       --------------
OPERATING EXPENSES
           Cost of gas                                         1,220,009          282,771                                1,502,780
           Operations and maintenance                            277,068          302,512                                  579,580
           Depreciation, depletion and amortization              101,653           86,776              12,209 (b)          200,638
           Other expense, net                                          0           11,560                                   11,560
           General taxes                                          33,217           30,099                                   63,316
                                                          --------------   --------------      --------------       --------------
               Total operating expenses                        1,631,947          713,718              12,209            2,357,874
                                                          --------------   --------------      --------------       --------------
Income before interest, income taxes and preferred
           securities distributions                              203,455          131,621             (12,209)             322,867
Income taxes                                                      66,585           20,268             (25,784)(g)           61,069
Interest                                                          35,075           64,790              46,595 (c)          147,158
                                                                                                          698 (e)
Preferred securities distribution                                      0            5,475              18,750 (d)           24,296
                                                                                                           71 (f)
                                                          --------------   --------------      --------------       --------------
NET INCOME                                                       101,795           41,088             (52,539)              90,344
Preferred stock dividends                                         26,979                0                                   26,979
                                                          --------------   --------------      --------------       --------------
           Income available for common stock              $       74,816   $       41,088      $      (52,539)      $       63,365
                                                          ==============   ==============      ==============       ==============
Weighted average shares outstanding - basic                       30,674                                                    30,674
                                                          ==============   ==============      ==============       ==============
Weighted average shares outstanding - diluted                     45,729                                                    45,729
                                                          ==============   ==============      ==============       ==============
Earnings per share of common stock - basic                $         2.44                                            $         2.07
                                                          ==============   ==============      ==============       ==============
Earnings per share of common stock - diluted              $         2.23                                            $         1.98
                                                          ==============   ==============      ==============       ==============


During the three months ended December 31, 1997, Southwest recognized nonrecurring charges to income related to cost overruns on two separate construction projects. These charges are reflected in Other Expense. An $8 million pretax charge resulted from cost overruns experienced during expansion of the northern California service territory. A second pretax charge, for $5 million, related to cost overruns on a nonutility construction project. Partially offsetting these charges was the recognition of a $3.4 million income tax benefit related to the successful settlement in November 1997 of open tax issues dating back as far as 1988. The combined impact of these events was a $4.1 million reduction to earnings.




             See accompanying Notes to Unaudited Pro Forma Combined
                         Condensed Financial Statements

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                     TWELVE MONTHS ENDED FEBRUARY 28, 1999
                 (Amounts in thousands, except per share data)






                                                                                                PRO FORMA            COMBINED
                                                              ONEOK         SOUTHWEST          ADJUSTMENTS             TOTAL
                                                         --------------   --------------      --------------       --------------

OPERATING REVENUES
  Regulated                                               $      966,670   $      799,597                           $    1,766,267
  Nonregulated                                                   805,111          117,712                                  922,823
                                                          --------------   --------------      --------------       --------------
        Total operating revenues                               1,771,781          917,309                                2,689,090
                                                          --------------   --------------      --------------       --------------
OPERATING EXPENSES

  Cost of gas                                                  1,139,156          329,849                                1,469,005
  Operations and maintenance                                     271,293          312,840                                  584,133
  Depreciation, depletion and amortization                       120,129           88,804              12,209 (b)          221,142
  Other expense, net                                                                1,390                                    1,390
  General taxes                                                   37,354           31,646                                   69,000
                                                          --------------   --------------      --------------       --------------
        Total operating expenses                               1,567,932          764,529              12,209            2,344,670
                                                          --------------   --------------      --------------       --------------

Income before interest, income taxes and preferred
  securities distributions                                       203,849          152,780             (12,209)             344,420
Income taxes                                                      66,519           36,414             (25,784)(g)           77,149
Interest                                                          39,109           63,354              46,595 (c)          149,756
                                                                                                          698 (e)
Preferred securities distribution                                                   5,475              18,750 (d)           24,296
                                                                                                           71 (f)
                                                          --------------   --------------      --------------       --------------

NET INCOME                                                        98,221           47,537             (52,539)              93,219
Preferred stock dividends                                         36,651                                                    36,651
                                                          --------------   --------------      --------------       --------------
Income available for common stock                         $       61,570   $       47,537      $      (52,539)      $       56,568
                                                          ==============   ==============      ==============       ==============
Weighted average shares outstanding - basic                       31,562                                                    31,562
                                                          ==============   ==============      ==============       ==============
Weighted average shares outstanding - diluted                     50,798                              (19,236)(h)           31,562
                                                          ==============   ==============      ==============       ==============
Earnings per share of common stock - basic                $         1.95                                            $         1.79
                                                          ==============   ==============      ==============       ==============
Earnings per share of common stock - diluted              $         1.93                                            $         1.79
                                                          ==============   ==============      ==============       ==============




             See accompanying Notes to Unaudited Pro Forma Combined
                         Condensed Financial Statements

            NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
                                   STATEMENTS

The pro forma adjustments have been made to the Unaudited Pro Forma Combined Condensed Financial Statements to reflect the following:

(a) To record the financing required to pay the $30.00 per share cash consideration to Southwest shareholders pursuant to the Agreement and related costs (thousands, except per share data)



Total Consideration:
     Shares of common stock of Southwest outstanding                                        30,410
      Per share consideration                                                            $      30
                                                                                         ---------
              Total consideration                                                        $ 912,300

Plus:
Financing costs                                                                              7,710
Transaction costs                                                                           43,545
                                                                                         ---------
              Total acquisition financing required                                       $ 963,555
              Less trust preferred securities                                              250,000
                                                                                         ---------
              Anticipated debt                                                           $ 713,555
                                                                                         =========

(b) The excess of the total purchase price over the allocation of fair value to the net assets is the excess costs to be allocated. The calculation of excess costs to be allocated is based on the following assumptions and calculations (thousands):


Total Consideration                                                                      $ 912,300
Transaction Costs                                                                           43,545
                                                                                         ---------
     Total purchase price                                                                  955,845
Estimated net tangible asset book value at February 28, 1999                               467,489
                                                                                         ---------
     Excess costs to be allocated related to proposed merger                             $ 488,356
                                                                                         =========

Amortization of excess costs (assumes a 40 year life):
     Adjustment to amortization expense for the fiscal year 1998
        and the twelve months ended February 28, 1999                                    $  12,209
     Adjustment to amortization expense for the six months
        ended February 28, 1999                                                          $   6,104

(c) Interest expense adjustments as a result of the anticipated debt are as follows (thousands):



     Total anticipated debt--see note (a)                                                $ 713,555
     Assumed weighted average interest rate on  debt                                          6.53%
                                                                                         ---------
     Interest expense adjustment for fiscal 1998 and the twelve months
         ended February 28, 1999                                                         $  46,595
                                                                                         =========

     Interest expense adjustment for the six months ended
        February 28, 1999                                                                $  23,298
                                                                                         =========


The assumed weighted-average interest rate reflects current market rates; however, actual rates will reflect interest rates at or about closing of the Proposed Merger and, thus, are subject to change prior to closing. For every 1/8 percent change in the interest rate, interest expense for the fiscal year 1998, the twelve months ended February 28, 1999, and the six months ended February 28, 1999, would change by $892 thousand, $892 thousand, and $446 thousand, respectively.

(d) Preferred securities distribution adjustments as a result of the trust preferred securities are as follows (thousands):


     Total trust preferred securities--see note (a)                                      $ 250,000
     Assumed distribution rate                                                                 7.5%
                                                                                         ---------
     Preferred securities distribution adjustment for fiscal 1998 and the
        twelve months ended February 28, 1999                                            $  18,750
                                                                                         =========
     Preferred securities distribution adjustment for the six months ended
        February 28, 1999                                                                $   9,375
                                                                                         =========

The assumed distribution rate reflects current market rates; however, actual rates will reflect distribution rates at or about closing of the Proposed Merger and, thus, are subject to change prior to closing. For every 1/8 percent change in the distribution rate, the preferred securities distribution for the fiscal year 1998, for the twelve months ended February 28, 1999 and for the six months ended February 28, 1999, would change by $313 thousand, $313 thousand, and $156 thousand, respectively.

(e) To record amortization expense of the debt issuance costs of the notes over the 8-year average life of the notes. Amortization expense for fiscal year 1998, the twelve months ended February 28, 1999, and the six months ended February 28, 1999, would be $698 thousand, $698 thousand, and $349 thousand respectively.

(f) To record amortization expense of the issuance costs of the trust preferred securities over the 30- year life of the securities. Amortization expense for fiscal year 1998, the twelve months ended February 28, 1999, and the six months ended February 28, 1999 would be $71 thousand, $71 thousand, and $36 thousand respectively.

(g) Represents the tax effect at the statutory rate of all pre-tax pro forma adjustments after excluding nondeductible goodwill amortization. The Company intends to structure the trust preferred securities to allow the Company to take the position that the trust preferred securities should be classified for United States federal income tax purposes as indebtedness. No assurance can be given that such position will not be challenged by the Internal Revenue Service or, if challenged, that such a challenge will not be successful.

(h) Represents elimination of dilutive securities included in the historical EPS computation. On a pro forma basis, such securities are antidilutive.